united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

Annual Report

December 31, 2014

JNF SSgA Sector Rotation Portfolio
JNF SSgA Tactical Allocation Portfolio
JNF SSgA Retirement Income Portfolio
JNF Dynasty Liquid Alternatives Portfolio

Each a series of the Northern Lights Variable Trust

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, JNF SSgA Retirement Income Portfolio and JNF Dynasty Liquid Alternatives Portfolio. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Dear Shareholders:

We are pleased to present you with the JNF SSgA Sector Rotation Portfolio Annual Report for December 31, 2014.

The JNF SSgA Sector Rotation Portfolio (the “Portfolio”) returned 8.05% versus 11.39% for the S&P 500 (SSgA took over portfolio management responsibilities for the Portfolio on 10/31/2014).

The sector positioning contributed favorably to results in the JNF SSgA Sector Rotation Portfolio. In our Portfolio, we held steady overweight allocations to health care and technology. The third targeted overweight sector moved from a brief stint in industrials to financials. Financials and technology displayed reasonable valuations based on our measures and positive sentiment metrics across earnings and sales estimates. The overweight allocation to financials proved favorable results, as it was the largest contributor to positive performance overall. Healthcare, despite poor valuation factors, ranked well mainly due to strong momentum and sentiment. Industrials began the period toward the top of our rankings, driven by improved earnings and revenues. And while the overweight allocation to industrials was relatively short-lived, it did support performance as industrials were amongst the strongest performing sectors in the wake of the late September and early October market volatility. The largest detractor to performance was a small allocation to the energy sector; allocations in healthcare and materials also detracted.

The Market and Economy

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh US winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The US Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank (ECB) and the Bank of Japan, the US dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan. Government bonds in Japan remained well bid amid concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns, and the prevalence of declining yields outside the US provided additional incentive to buyers of US debt on relative valuation grounds. Furthermore, the still steep US term structure reminded investors that duration risk would provide ample reward if the Federal Reserve remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

At the beginning of the third quarter, the ECB unexpectedly cut administered rates. The ECB also announced that an asset-backed securities (ABS) purchase program and a covered bond purchase program would begin in October. Later in September, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak

1

Chinese GDP data spooked equity investors as did escalation of US military action against ISIS. As economic data in the US started to improve in the third quarter, yields started to rise. Yields in the UK had also started to rise as economic data has been relatively strong there as well. However, weak Chinese economic data stoked fears of a global slowdown and US Treasuries rallied and yields moved back down below 2.5%. High yield spreads had been relatively well behaved throughout the 2nd quarter trading around 340 basis points off comparable Treasuries. But in the 3rd quarter, high yield spreads moved out dramatically ending the quarter approximately 420 basis points off.

The 4th quarter began as the 3rd quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth was not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. US airstrikes seemed to have stemmed the advances, but ISIS continued to hold large swaths of the region. From September 30th to October 15th, the S&P 500 was down 5.5% and MSCI EAFE was off 6.45%. In the middle of the month, US banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 began a dramatic rally and recouped its late September and early October losses. In November, the midterm elections gave Republicans control of the Congress and despite early promises to work together, partisan rancor quickly returned. Economic news continued to be strong in the US while Europe and Japan confronted continued weakness. Early in November, ECB President Draghi stated that the ECB will boost its balance sheet back to 2012 levels and will be expanding its balance sheet to push the inflation rate back up towards the stated 2% target. Mr. Draghi continued to hint that the ECB staff was preparing further alternative measures should they be needed. In Japan, Prime Minister Abe dissolved Parliament and scheduled a new round of elections on December 14th. The Japanese economy slipped into its fourth recession in six years. While the central tenets of Abenomics seemed to have been working, the implementation of structural reforms has been harder to implement than many have thought. Equities rolled over in December as the weakness in oil prices continued to put global growth into question. In eerie similarity to October, the S&P 500 traded down for the first fortnight of the month, and then rallied into quarter end. Oil was the talk of the commodity complex as prices fell throughout the quarter. Brent oil was down 40% in the 4th quarter and the weakness was blamed on weak global demand, lack of production cuts by OPEC, and expanded production by Russia as Putin tries to blunt the impact of Western sanctions.

For the year, the S&P 500 was up 11.39% and the Russell 2000 was up a relatively meager 4.89%. International markets struggled, especially when the returns are expressed in US dollar terms. For the year, MSCI EAFE was down 4.90% while the MSCI Emerging market index was down 2.19%. REITS had a stellar year up 32% while other real assets like commodities were down 17.01% as measured by the Bloomberg Commodity index. Fixed income also generally has positive returns as interest rates around the world moved lower over the course of the year. The BarCap Agg Index was up 5.97%. Intermediate Govt/Credit was up 3.13%, high yield was up 2.45%, and TIPS were up 3.64%.

Outcome and Look Ahead

From an economic perspective, the risks to global growth still appear skewed to the downside, but less so than before. The largest downside risk reflects geopolitical uncertainties in general and those in Eastern Europe in particular. Indeed, the Ukrainian situation has already slowed the eurozone recovery, and any decision by Russia to restrict oil and gas supplies to Western Europe could end it altogether. There are also conflicts raging in Syria and Iraq, tensions between China and Japan, and little progress in the P5+1 talks on the Iranian nuclear program. Moreover, the Chinese shadow banking system remains fragile, and the eurozone crisis unresolved. Despite this rather depressing list of problems, however, there is an upside risk, namely the potential for oil prices to break lower.

From the perspective of the markets, we believe the economic fundamentals and macro backdrop still look positive, especially closer to home, but we don’t want to ignore the risk aversion signals that have been elevated. The persistent and steady increase in credit spreads is something that has us concerned, in addition to volatility levels across equities and currencies. But importantly, at least part of the increase in volatility has been driven by a pronounced reduction in the price of oil – a development that is hugely positive for the majority of the global

2

economy and markets. In our Portfolio this has meant that we retain a bias in favor of equity, but at magnitudes that are lessened compared with earlier in the fall. Across bond markets, we are witnessing extremely low yields but we think the environment is still supportive for bonds. Despite the first-order unattractiveness of lending to the US government for 30 years at a rate of interest of roughly 2.5% - when other major sovereigns such as Germany and Japan can borrow at rates half that high puts our bond market in a more attractive light. To that end we are comfortable with our overall Portfolio positioning that provides us with diversified sources of credit risk across both equity and bond markets as well as interest rate risk in fixed income.

Sincerely,

JNF Advisors, Inc.

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of portfolio shares as well as other charges and expenses of the insurance contract, or separate account. There is no front end or back end load for the JNF SSgA Sector Rotation Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated October 31, 2014 is 1.33%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in the Portfolio and should be read carefully before investing.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSgA Performance Group, MSCI, as of 12/31/14

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars. Performance returns for periods of less than one year are not annualized.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license.

3

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond values and yields usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSgA’s ISG Team through the period ended December 31, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

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Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Increase in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2015 State Street Corporation - All Rights Reserved

SA-1467

Exp. Date: 5/20/15

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JNF SSgA Sector Rotation Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmarks:

				Since
	One Year	Three Year	Five Year	Inception**
JNF SSgA Sector Rotation Portfolio	8.05%	19.77%	16.94%	5.71%
Russell Midcap Index ***	13.22%	21.40%	17.19%	7.71%
S&P 500 Index ****	11.39%	17.86%	13.05%	4.34%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 1.33%.

**	Inception date is May 1, 2007.

***	The Russell Midcap Index is an unmanaged Index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. Investors cannot invest directly in an index.

****	The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark. The Advisor has elected to change the benchmark for the Portfolio. Going forward, the S&P 500 Index will replace the Russell Midcap Index as the Portfolio’s primary broad-based index. The Russell Midcap Index will continue to be reflected for a period of one year.

Portfolio Composition as of December 31, 2014

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	89.1%
Short-Term Investments	10.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

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JNF SSgA Sector Rotation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 89.1%
	EQUITY FUNDS - 89.1%
41,672	SPDR Consumer Discretionary Select Sector Fund	$3,006,635
49,257	SPDR Consumer Staples Select Sector Fund	2,388,472
26,363	SPDR Energy Select Sector Fund	2,086,895
965,511	SPDR Financial Select Sector Fund	23,877,087
316,584	SPDR Health Care Select Sector Fund	21,648,014
45,356	SPDR Industrials Select Sector Fund	2,565,789
16,368	SPDR Materials Select Sector Fund	795,157
689,156	SPDR Technology Select Sector Fund	28,496,601
16,189	SPDR Utilities Select Sector Fund	764,444
		85,629,094

	TOTAL EXCHANGE TRADED FUNDS (Cost - $84,066,422)	85,629,094

	SHORT-TERM INVESTMENTS - 10.9%
	MONEY MARKET FUND - 10.9%
10,524,641	Federated Prime Obligations Fund, to yield 0.03% (Cost - $10,524,641) *	10,524,641

	TOTAL INVESTMENTS - 100.0% (Cost - $94,591,063) (a)	$96,153,735
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	(25,170)
	NET ASSETS - 100.0%	$96,128,565

*	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $94,592,920 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$1,764,067
Unrealized depreciation:	(203,252)
Net unrealized appreciation:	$1,560,815

See accompanying notes to these financial statements.

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Dear Shareholders:

We are pleased to present you with the JNF SSgA Tactical Allocation Portfolio Annual Report for December 31, 2014.

The JNF SSgA Tactical Allocation Portfolio (the “Portfolio”) returned 6.94% versus 4.17% for the MSCI AC World Index net (SSgA took over portfolio management responsibilities for the Portfolio on 10/31/2014).

US Equities – US equities turned in solid performance in the fourth quarter, despite experiencing distress in both October and December. In recognition of some of that distress, which was reflected in higher implied volatility and spreads across a range of assets, we reduced our allocations to US equities steadily throughout the quarter. Our Portfolio favored domestic stocks on balance, which was a positive; however we tilted our Portfolio in favor of large caps and away from small caps. And while both of these asset classes delivered good performance, on a relative basis the small cap underweight was a modest drag as small caps advanced close to 10% on the quarter whereas large caps were up approximately 5%. US equities continue to be one of the favored allocations in the Portfolio amidst strong earnings growth and a more robust economic backdrop, especially when considered in a relative perspective. The reduced allocation reflected a broader desire to move to dial back the equity market beta of the Portfolio.

Non-US Equities – Currency effects again dominated the trends in non-US equities during the fourth quarter. In local terms, non-US developed markets fared fine with modest gains and emerging market equities were flat. But continued strength in the dollar led to weaker currencies just about everywhere else and most broad international equity exposures delivered single digit losses. Our positioning across non-US equities was mostly neutral with an overweight in Pacific markets and an underweight in emerging markets. The net effect was a modest benefit to the Portfolio as emerging markets were dragged down by big losses across a number of Latin American and European markets.

REITs – Domestic REITs fared well during the fourth quarter as they were able to rally with bonds alongside declining interest rates and then hop on the equity train when equity markets rebounded. This favorable environment for REITs allowed them to achieve 15% returns on the quarter and our Portfolio benefited with an overweight position in the asset class. Non-US securitized real estate, by contrast, only treaded water despite having the support of the Bank of Japan as it pertained to Japanese REITs. And certain geographies within this market, such as Hong Kong and Singapore, appeared relatively expensive. Our overweight was split between domestic and international REITs throughout the entirety of the quarter, though we moved our overweight toward US REITS in December.

Fixed Income – With the exception of high yield bonds and any instruments with foreign currency attached to it, the fourth quarter was favorable for fixed income. Most fixed income sectors were flattered with safe haven bids amidst equity market volatility and yields were also trending lower due to declining inflation expectations alongside the rout in oil prices. In our Portfolio we were underweight bonds overall, but also maintained an overweight position in longer term corporates and treasuries. Despite steadily increasing credit spreads, long corporates were one of the better performing bond sectors due to the interest rate risk embedded in the sector, and long treasuries steadily appreciated as the yield curve flattened. Elsewhere we held underweight positions in aggregate bonds, TIPS, non-US inflation linked bonds and high yield bonds. The latter two sectors posted losses on the quarter and the overall positioning benefited the Portfolio.

Cash – Cash was utilized throughout the fourth quarter as a means of broadly de-risking the Portfolio. Our fixed income research has been indicating greater vulnerabilities in the intermediate segment of the yield curve, and we used a combination of cash and longer term bonds to balance the fixed income risks in the Portfolio.

The Market and Economy

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh US winter, downbeat

8

economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The US Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank (ECB) and the Bank of Japan, the US dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable downgrades in forecasts for Japan. Government bonds in Japan remained well bid amid concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns, and the prevalence of declining yields outside the US provided additional incentive to buyers of US debt on relative valuation grounds. Furthermore, the still steep US term structure reminded investors that duration risk would provide ample reward if the Federal Reserve remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

At the beginning of the third quarter, the ECB unexpectedly cut administered rates. The ECB also announced that an ABS purchase program and a covered bond purchase program would begin in October. Later in September, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of US military action against ISIS. As economic data in the US started to improve in the third quarter, yields started to rise. Yields in the UK had also started to rise as economic data has been relatively strong there as well. However, weak Chinese economic data stoked fears of a global slowdown and US Treasuries rallied and yields moved back down below 2.5%. High yield spreads had been relatively well behaved throughout the 2nd quarter trading around 340 basis points off comparable Treasuries. But in the 3rd quarter, high yield spreads moved out dramatically ending the quarter approximately 420 basis points off.

The 4th quarter began as the 3rd quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth was not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. US airstrikes seemed to have stemmed the advances, but ISIS continued to hold large swaths of the region. From September 30th to October 15th, the S&P 500 was down 5.5% and MSCI EAFE was off 6.45%. In the middle of the month, US banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 began a dramatic rally and recouped its late September and early October losses. In November, the midterm elections gave Republicans control of the Congress and despite early promises to work together, partisan rancor quickly returned. Economic news continued to be strong in the US while Europe and Japan confronted continued weakness. Early in November, ECB President Draghi stated that the ECB will boost its balance sheet back to 2012 levels and will be expanding its balance sheet to push the inflation rate back up towards the stated 2% target. Mr. Draghi continued to hint that the ECB staff was preparing further alternative measures should they be needed. In Japan, Prime Minister Abe dissolved Parliament and scheduled a new round of elections on December 14th. The Japanese economy slipped into its fourth recession in six years. While the central tenets of Abenomics seemed to have been working, the implementation of structural reforms has been harder to implement than many have thought.

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Equities rolled over in December as the weakness in oil prices continued to put global growth into question. In eerie similarity to October, the S&P 500 traded down for the first fortnight of the month, and then rallied into quarter end. Oil was the talk of the commodity complex as prices fell throughout the quarter. Brent oil was down 40% in the 4th quarter and the weakness was blamed on weak global demand, lack of production cuts by OPEC, and expanded production by Russia as Putin tries to blunt the impact of Western sanctions.

For the year, the S&P 500 was up 11.39% and the Russell 2000 was up a relatively meager 4.89%. International markets struggled, especially when the returns are expressed in US dollar terms. For the year, MSCI EAFE was down 4.90% while the MSCI Emerging market index was down 2.19%. REITS had a stellar year up 32% while other real assets like commodities were down 17.01% as measured by the Bloomberg Commodity index. Fixed income also generally has positive returns as interest rates around the world moved lower over the course of the year. The BarCap Agg Index was up 5.97%. Intermediate Govt/Credit was up 3.13%, high yield was up 2.45%, and TIPS were up 3.64%.

Outcome and Look Ahead

From an economic perspective, the risks to global growth still appear skewed to the downside, but less so than before. The largest downside risk reflects geopolitical uncertainties in general and those in Eastern Europe in particular. Indeed, the Ukrainian situation has already slowed the eurozone recovery, and any decision by Russia to restrict oil and gas supplies to Western Europe could end it altogether. There are also conflicts raging in Syria and Iraq, tensions between China and Japan, and little progress in the P5+1 talks on the Iranian nuclear program. Moreover, the Chinese shadow banking system remains fragile, and the eurozone crisis unresolved. Despite this rather depressing list of problems, however, there is an upside risk, namely the potential for oil prices to break lower.

From the perspective of the markets, we believe the economic fundamentals and macro backdrop still look positive, especially closer to home, but we don’t want to ignore the risk aversion signals that have been elevated. The persistent and steady increase in credit spreads is something that has us concerned, in addition to volatility levels across equities and currencies. But importantly, at least part of the increase in volatility has been driven by a pronounced reduction in the price of oil – a development that is hugely positive for the majority of the global economy and markets. In our Portfolio this has meant that we retain a bias in favor of equity, but at magnitudes that are lessened compared with earlier in the fall. Across bond markets, we are witnessing extremely low yields but we think the environment is still supportive for bonds. Despite the first-order unattractiveness of lending to the US government for 30 years at a rate of interest of roughly 2.5% - when other major sovereigns such as Germany and Japan can borrow at rates half that high puts our bond market in a more attractive light. To that end we are comfortable with our overall Portfolio positioning that provides us with diversified sources of credit risk across both equity and bond markets as well as interest rate risk in fixed income.

Sincerely,

JNF Advisors, Inc.

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of portfolio shares as well as other charges and expenses of the insurance contract, or separate account. There is no front end or back end load for the JNF SSgA Tactical Allocation Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated October 31, 2014 is 1.56%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in the Portfolio and should be read carefully before investing.

10

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSgA Performance Group, MSCI, as of 12/31/14

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars. Performance returns for periods of less than one year are not annualized.

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond values and yields usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

11

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSgA’s ISG Team through the period ended December 31, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Increase in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2015 State Street Corporation - All Rights Reserved

SA-1467

Exp. Date: 5/20/15

12

JNF SSgA Tactical Allocation Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the periods ended December 31, 2014, as compared to its benchmarks:

				Since
	One Year	Three Year	Five Year	Inception**
JNF SSgA Tactical Allocation Portfolio	6.94%	12.32%	10.91%	5.87%
Barclay’s Capital US Aggregate Bond Index ***	5.97%	2.66%	4.45%	5.00%
MSCI All Country World Index ***	4.17%	14.10%	9.17%	3.07%
Blended Benchmark Index ***	4.71%	10.67%	7.75%	3.65%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 1.66%.

**	Inception date is May 1, 2007.

***	The Blended Benchmark Index represents a blend of 70% MSCI All Country World Index and 30% Barclay’s Capital US Aggregate Bond Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Barclay’s Capital US Aggregate Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2014

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	77.3%
Exchange Traded Funds - Debt	16.0%
Short-Term Investments	6.1%
Other Assets Less Liabilities - Net	0.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

13

JNF SSgA Tactical Allocation Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 93.3%
	DEBT FUNDS - 16.0%
31,324	SPDR Barclays High Yield Bond ETF	$1,209,420
5,862	SPDR Barclays International Corporate Bond ETF	201,477
3,631	SPDR Barclays International Treasury Bond ETF	200,903
19,309	SPDR Barclays Long Term Corporate Bond ETF	801,130
8,186	SPDR Barclays Long Term Treasury ETF	596,481
3,627	SPDR Barclays TIPS ETF	203,040
		3,212,451
	EQUITY FUNDS - 77.3%
19,140	SPDR Dow Jones International Real Estate ETF	795,650
19,558	SPDR Dow Jones REIT ETF	1,777,822
16,383	SPDR Financial Select Sector Fund	405,152
5,747	SPDR Health Care Select Sector Fund	392,980
28,012	SPDR S&P 500 ETF Trust	5,756,466
4,194	SPDR S&P 500 Growth ETF	405,308
21,549	SPDR S&P International Small Cap ETF	589,796
1,563	SPDR S&P MidCap 400 ETF Trust	412,585
148,332	SPDR S&P World ex-US ETF	3,990,131
9,811	SPDR Technology Select Sector Fund	405,685
11,792	WisdomTree Japan Hedged Equity Fund	580,520
		15,512,095

	TOTAL EXCHANGE TRADED FUNDS (Cost - $18,972,009)	18,724,546

	SHORT-TERM INVESTMENTS - 6.1%
	MONEY MARKET FUND - 6.1%
1,235,398	Federated Prime Obligations Fund, to yield 0.03% (Cost - $1,235,398) *	1,235,398

	TOTAL INVESTMENTS - 99.4% (Cost - $20,207,407) (a)	$19,959,944
	OTHER ASSETS LESS LIABILITIES - NET - 0.6%	114,998
	NET ASSETS - 100.0%	$20,074,942

*	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,210,223 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$199,040
Unrealized depreciation:	(449,319)
Net unrealized depreciation:	$(250,279)

See accompanying notes to these financial statements.

14

Dear Shareholders:

We are pleased to present you with the JNF SSgA Retirement Income Portfolio Annual Report for December 31, 2014.

The JNF SSgA Retirement Income Portfolio (the “Portfolio”) returned 6.10% versus -0.82% for the Barclays U.S. High Yield Very Liquid Index (Portfolio inception date was 3/5/2014).

Capital markets turned in a wide range of outcomes during 2014. A combination of stable growth and disinflationary trends allowed for strong gains across both U.S. equities as well as U.S. bonds. REITs were a notable outperformer, as they benefited from both lower interest rates and equity market appreciation. The story outside the United States was less robust. Economic growth concerns and uncertainty related to policy action made for tougher sledding in non-US developed and emerging markets, the latter of which significantly underperformed. A surging dollar may ultimately prove a benefit for those economies, but for investors allocated to unhedged securities, it created a stiff headwind.

Relative to the defined strategic asset allocation, the largest contributor to performance was our overweight holding of US equities and our sector positioning therein. US equities were able to deliver double-digit returns and our allocations across sectors improved upon that result. While the sector allocations were fluid throughout the year, we did hold relatively persistent allocations in favor of the healthcare and technology sectors which were standout performers on the year. The Portfolio also held a persistent overweight allocation to REITs, which were up strongly for the year. Lastly, favorable contributions were made by our allocations across fixed income – specifically tilting the Portfolio toward longer duration corporate bonds. The strong bond market rally that prevailed throughout the year, particularly at the long end of the curve, helped to support these assets.

From an asset allocation perspective, the largest detractor to performance was a persistent overweight allocation to non-US equities, particularly emerging markets. And while non-US equities mostly fared well from a local currency perspective, swift depreciation of the yen, euro, and many emerging market currencies caused US dollar returns to fall into negative territory. Periodic allocations to cash, which did help to diversify duration risk in the Portfolio, did ultimately provide a small drag on returns as well. Additionally, tracking error incurred by the exchange traded funds held in the Portfolio weighed on results. These effects were most pronounced for the international ETFs held in the Portfolio.

The Market and Economy

The opening quarter of 2014 offered investors plenty of worthwhile return opportunities, but progress was not without pitfalls, and the best results arrived in unlikely corners of the marketplace. Against expectations of continued steady improvement in global economic growth, the first quarter delivered a harsh US winter, downbeat economic signals in China, and Russian bellicosity in Ukraine. Even though activity prospects for the whole of 2014 remained relatively bright, weakness in consumer plays restrained equity returns and several defensive segments performed well. The US Federal Reserve followed through with its plans to begin a steady reduction in asset purchases, but short-term bond yields saw narrow movement and longer-term yields underwent notable declines. Despite concerted accommodation rhetoric at both the European Central Bank (ECB) and the Bank of Japan, the US dollar struggled during the quarter, and agricultural commodities led resource prices higher. Even emerging market currencies ultimately gained traction, rallying in March as credit conditions eased further and outflows from developing countries began to ebb. While global equity markets followed up their tremendous 2013 finish with modest additional returns in the opening stanza of 2014, the biggest winners in the first quarter were late 2013 laggards, including long-duration bonds, real estate investment trusts, precious metals, and a selection of smaller equity markets in Europe and Asia.

After an initial lift as the second quarter got underway, equities worldwide began once again to struggle with the possibility that growth in 2014 might not evolve as robustly as anticipated. The International Monetary Fund (IMF) contributed further to the uncertainty when it released its updated economic outlook. Although European expansion prospects earned an upgrade from the previous outlook, worries about low Euro-zone inflation remained prominent. The IMF’s projections for global growth as a whole were slightly lower, with notable

15

downgrades in forecasts for Japan. Government bonds in Japan remained well bid amid concerns that growth and inflation were not evolving robustly enough to compromise fixed-income returns, and the prevalence of declining yields outside the US provided additional incentive to buyers of US debt on relative valuation grounds. Furthermore, the still steep US term structure reminded investors that duration risk would provide ample reward if the Federal Reserve remained uncertain about when to tighten policy; conversely, if the Fed were somehow to develop enough philosophical backbone to lift rates from minimal levels, longer bonds could potentially benefit from the associated increase in headwinds to a still fragile economy.

At the beginning of the third quarter, the ECB unexpectedly cut administered rates. The ECB also announced that an ABS purchase program and a covered bond purchase program would begin in October. Later in September, the Scottish secession vote showed signs of being closer than previously thought and the potential disruption within the UK brought increased volatility to equity and bond markets. Markets quickly digested a dovish Fed meeting in mid-September and breathed a sigh of relief as the Scots voted “No”. Weak Chinese GDP data spooked equity investors as did escalation of US military action against ISIS. As economic data in the US started to improve in the third quarter, yields started to rise. Yields in the UK had also started to rise as economic data has been relatively strong there as well. However, weak Chinese economic data stoked fears of a global slowdown and US Treasuries rallied and yields moved back down below 2.5%. High yield spreads had been relatively well behaved throughout the 2nd quarter trading around 340 basis points off comparable Treasuries. But in the 3rd quarter, high yield spreads moved out dramatically ending the quarter approximately 420 basis points off.

The 4th quarter began as the 3rd quarter ended with stocks sliding and bond markets rallying. The IMF cut its global growth forecasts and interest rates moved lower. Oil traded to new lows, only to move much lower later in the quarter, on a perceived lack of demand which only added to fears that growth was not materializing. Reports continued to flow out of Syria and Iraq about ISIS advances in the region. US airstrikes seemed to have stemmed the advances, but ISIS continued to hold large swaths of the region. From September 30th to October 15th, the S&P 500 was down 5.5% and MSCI EAFE was off 6.45%. In the middle of the month, US banks began reporting better than expected earnings which helped turn the equity rout around. Fed Vice-Chair Fischer helped improve sentiment when he said, “If foreign growth is weaker than anticipated, the consequences for the US economy could lead the Fed to remove accommodation more slowly than otherwise.” The S&P 500 began a dramatic rally and recouped its late September and early October losses. In November, the midterm elections gave Republicans control of the Congress and despite early promises to work together, partisan rancor quickly returned. Economic news continued to be strong in the US while Europe and Japan confronted continued weakness. Early in November, ECB President Draghi stated that the ECB will boost its balance sheet back to 2012 levels and will be expanding its balance sheet to push the inflation rate back up towards the stated 2% target. Mr. Draghi continued to hint that the ECB staff was preparing further alternative measures should they be needed. In Japan, Prime Minister Abe dissolved Parliament and scheduled a new round of elections on December 14th. The Japanese economy slipped into its fourth recession in six years. While the central tenets of Abenomics seemed to have been working, the implementation of structural reforms has been harder to implement than many have thought. Equities rolled over in December as the weakness in oil prices continued to put global growth into question. In eerie similarity to October, the S&P 500 traded down for the first fortnight of the month, and then rallied into quarter end. Oil was the talk of the commodity complex as prices fell throughout the quarter. Brent oil was down 40% in the 4th quarter and the weakness was blamed on weak global demand, lack of production cuts by OPEC, and expanded production by Russia as Putin tries to blunt the impact of Western sanctions.

For the year, the S&P 500 was up 11.39% and the Russell 2000 was up a relatively meager 4.89%. International markets struggled, especially when the returns are expressed in US dollar terms. For the year, MSCI EAFE was down 4.90% while the MSCI Emerging market index was down 2.19%. REITS had a stellar year up 32% while other real assets like commodities were down 17.01% as measured by the Bloomberg Commodity index. Fixed income also generally has positive returns as interest rates around the world moved lower over the course of the year. The Agg Index was up 5.97%. Intermediate Govt/Credit was up 3.13%, high yield was up 2.45%, and TIPS were up 3.64%.

16

Outcome and Look Ahead

From an economic perspective, the risks to global growth still appear skewed to the downside, but less so than before. The largest downside risk reflects geopolitical uncertainties in general and those in Eastern Europe in particular. Indeed, the Ukrainian situation has already slowed the eurozone recovery, and any decision by Russia to restrict oil and gas supplies to Western Europe could end it altogether. There are also conflicts raging in Syria and Iraq, tensions between China and Japan, and little progress in the P5+1 talks on the Iranian nuclear program. Moreover, the Chinese shadow banking system remains fragile, and the eurozone crisis unresolved. Despite this rather depressing list of problems, however, there is an upside risk, namely the potential for oil prices to break lower.

From the perspective of the markets, we believe the economic fundamentals and macro backdrop still look positive, especially closer to home, but we don’t want to ignore the risk aversion signals that have been elevated. The persistent and steady increase in credit spreads is something that has us concerned, in addition to volatility levels across equities and currencies. But importantly, at least part of the increase in volatility has been driven by a pronounced reduction in the price of oil – a development that is hugely positive for the majority of the global economy and markets. In our Portfolio this has meant that we retain a bias in favor of equity, but at magnitudes that are lessened compared with earlier in the fall. Across bond markets, we are witnessing extremely low yields but we think the environment is still supportive for bonds. Despite the first-order unattractiveness of lending to the US government for 30 years at a rate of interest of roughly 2.5% - when other major sovereigns such as Germany and Japan can borrow at rates half that high puts our bond market in a more attractive light. To that end we are comfortable with our overall Portfolio positioning that provides us with diversified sources of credit risk across both equity and bond markets as well as interest rate risk in fixed income.

Sincerely,

JNF Advisors, Inc.

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of portfolio shares as well as other charges and expenses of the insurance contract, or separate account. There is no front end or back end load for the JNF SSgA Retirement Income Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 3, 2014 is 1.31%. For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in the Portfolio and should be read carefully before investing.

Sources: Bloomberg, FactSet, Morgan Stanley, JPMorgan, RBS, Credit Suisse, Citigroup, SSgA Performance Group, MSCI, as of 12/31/14

The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Past performance is not a guarantee of future results. The performance figures contained herein are provided on a gross of fees basis and do not reflect the deduction of advisory or other fees which could reduce the return. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars. Performance returns for periods of less than one year are not annualized.

17

Overweight and Underweight are as of the date indicated, are subject to change, and should not be relied upon as current thereafter.

Investing in foreign domiciled securities may involve risk of capital loss from unfavorable fluctuation in currency values, withholding taxes, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investments in emerging or developing markets may be more volatile and less liquid than investing in developed markets and may involve exposure to economic structures that are generally less diverse and mature and to political systems which have less stability than those of more developed countries.

The MSCI indices are trademarks of MSCI Inc. The Standard & Poor’s indices are registered trademarks of Standard & Poor’s Financial Services LLC. The Barclays US Treasury Index is a trademark of Barclays, Inc. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000®, are trademarks of Russell Investment Group. CITIGROUP is a registered trademark and service mark of Citigroup Inc. or its affiliates and is used and registered throughout the world. Citigroup is owned and maintained by Citigroup Index LLC © Citigroup Index. S&P MIDCAP 400 are registered trademarks of Standard & Poor’s Financial Services LLC. FTSE is a trade mark of the London Stock Exchange Group companies and is used by FTSE International Limited FTSE under license.

Dow Jones and DJ are trademarks of Dow Jones Trademark Holdings LLC; UBS is a registered trademark of UBS AG.

Market data, prices, and estimates for characteristics calculations provided by Barclays POINT®.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

There are risks associated with investing in Real Assets and the Real Assets sector, including real estate, precious metals and natural resources. Investments can be significantly affected by events relating to these industries.

Investing in REITs involves certain distinct risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. REITs are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs, especially mortgage REITs, are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond values and yields usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in high yield fixed income securities, otherwise known as junk bonds is considered speculative and involves greater risk of loss of principal and interest than investing in investment grade fixed income securities. These Lower-quality debt securities involve greater risk of default or price changes due to potential changes in the credit quality of the issuer.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss.

18

This material is solely for the private use of Jefferson National clients and is not intended for public dissemination. The views expressed in this material are the views of SSgA’s ISG Team through the period ended December 31, 2014 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

All the index performance results referred to are provided exclusively for comparison purposes only. It should not be assumed that they represent the performance of any particular investment.

All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investments in mid/small-sized companies may involve greater risks than in those of larger, better known companies.

Government bonds and corporate bonds generally have more moderate short-term price fluctuations than stocks, but provide lower potential long-term returns.

Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the value of the security may not rise as much as companies with smaller market capitalizations.

Investing involves risk including the risk of loss of principal.

Increase in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.

Sectors shown are as of the date indicated and are subject to change. This information should not be considered a recommendation to invest in a particular sector or to buy or sell any security shown. It is not known whether the sectors or securities shown will be profitable in the future.

Diversification does not ensure a profit or guarantee against loss.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSgA’s express written consent.

State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900

Web: www.ssga.com

(C) 2015 State Street Corporation - All Rights Reserved

SA-1467

Exp. Date: 5/20/15

19

JNF SSgA Retirement Income Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the period ended December 31, 2014, as compared to its benchmark:

Since
Inception**
JNF SSgA Retirement Income Portfolio	6.10%
Barclay’s U.S. High Yield Very Liquid Index ***	(0.82)%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 1.35%.

**	Inception date is March 5, 2014.

***	The Barclays U.S. High Yield Very Liquid Index (VLI) is a more liquid version of the U.S. High Yield Index that covers USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. Investors cannot invest directly in an index.

Portfolio Composition as of December 31, 2014

Holdings by Type	% of Net Assets
Exchange Traded Funds - Equity	49.8%
Exchange Traded Funds - Debt	42.4%
Exchange Traded Funds - Asset Allocation	4.7%
Short-Term Investments	2.7%
Other Assets Less Liabilities - Net	0.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

20

JNF SSgA Retirement Income Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 96.9%
	ASSET ALLOCATION FUND - 4.7%
8,303	SPDR Barclays Convertible Securities ETF	$389,328

	DEBT FUNDS - 42.4%
8,752	SPDR Barclays Emerging Markets Local Bond ETF	248,819
8,595	SPDR Barclays High Yield Bond ETF	331,853
6,857	SPDR Barclays Intermediate Term Corporate Bond ETF	234,345
29,814	SPDR Barclays Long Term Corporate Bond ETF	1,236,983
13,580	SPDR Barclays Long Term Treasury ETF	989,520
705	SPDR Barclays TIPS ETF	39,466
9,411	SPDR Wells Fargo Preferred Stock ETF	412,014
		3,493,000
	EQUITY FUNDS - 49.8%
11,668	SPDR Dow Jones REIT ETF	1,060,621
2,131	SPDR EURO STOXX 50 ETF	78,549
6,702	SPDR Financial Select Sector Fund	165,740
2,353	SPDR Health Care Select Sector Fund	160,898
13,925	SPDR S&P Dividend ETF	1,097,290
4,725	SPDR S&P Emerging Markets Dividend ETF	161,170
21,269	SPDR S&P International Dividend ETF	893,723
9,363	SPDR STOXX Europe 50 ETF	320,402
3,996	SPDR Technology Select Sector Fund	165,235
		4,103,628

	TOTAL EXCHANGE TRADED FUNDS (Cost - $7,973,007)	7,985,956

	SHORT-TERM INVESTMENTS - 2.7%
	MONEY MARKET FUND - 2.7%
226,403	Federated Prime Obligations Fund, to yield 0.03% (Cost - $226,403) *	226,403

	TOTAL INVESTMENTS - 99.6% (Cost - $8,199,410) (a)	$8,212,359
	OTHER ASSETS LESS LIABILITIES - NET - 0.4%	33,606
	NET ASSETS - 100.0%	$8,245,965

*	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,228,471 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$286,632
Unrealized depreciation:	(302,744)
Net unrealized depreciation:	$(16,112)

See accompanying notes to these financial statements.

21

Dear Shareholders:

We are pleased to present you with the JNF Dynasty Liquid Alternatives Portfolio Annual Report for December 31, 2014.

The JNF Dynasty Liquid Alternatives Portfolio (the “Portfolio”) commenced trading on October 31, 2014. All returns quoted below are for the period October 31, 2014 to December 31, 2014 (inclusive, except where noted). The Portfolio returned 1.40% versus the benchmark return of 1.57%. The Portfolio launched at the end of October. The return bested the Morningstar multi alternative peer group which returned .92% and trailed the HFRI Fund of Funds Composite Index, which returned 1.57%. The last two months of 2014 witnessed significant volatility in the equity markets as the S&P 500 Index experienced a -4.95% drawdown over 7 trading days in December, only to be followed by a snapback rally of about 6.00% over the following 7 days. Two of the Portfolio strategies were positive over these two plus months and one negative. Global Macro, as expected, performed very well in these volatile markets with the portfolio’s macro managers returning almost 4%. Systematic trend followers were the particular stand out as our two trend followers returned over 9.5% and 10.5% respectively. The Portfolio’s Equity Long/Short managers eked out a modest gain of .45%. The underlying managers returned from -2.40% to 2.40%. The Event Driven and Relative Value managers struggled as the strategy returned -.45% and the underlying managers ranged from -3.50% to 1.53%.

The Sub-Adviser, Dynasty Wealth Management, LLC (“Dynasty”), seeks to achieve the Portfolio’s investment objective by investing in “liquid alternative” managers. The term “liquid alternative” refers to managers who pursue strategies beyond traditional stock and bond investing and who do so by offering their strategies in traditional ’40 Act mutual funds (“Underlying Funds”). This approach combines (1) multiple strategies, (2) multiple asset classes and (3) multiple managers that Dynasty believes will produce a return profile that has lower correlation to traditional equity and fixed income markets and, over the long-run, a superior risk/return profile. Dynasty follows a flexible allocation approach combining strategies such as: equity long/short, relative value, event-driven, managed futures and global macro strategies.

Additionally, Dynasty follows a flexible asset allocation approach combining asset types including: domestic and foreign common stocks, preferred stocks, fixed-income securities, foreign currencies, as well as commodities, futures, options and swaps. The Portfolio is a fund-of-funds that invests primarily in Underlying Funds that Dynasty selects to execute its liquid alternatives investment strategy. This approach to alternative investing is also liquid because Underlying Funds can be redeemed on a daily basis.

For each Underlying Fund with a similar strategy, Dynasty performs a rigorous due diligence evaluation. In addition to qualitative discussions with Underlying Fund management, Dynasty also reviews investment process, portfolio manager turnover as well as relative expenses, returns and volatility of returns to rank potential Underlying Funds. Among highly-ranked Underlying Funds, Dynasty seeks to construct a portfolio of funds that have expected returns that are not highly correlated and have potentially complementary variations on the primary strategy. Each Underlying Fund is monitored for relative returns, return volatility, portfolio manager departure and style drift. Dynasty sells an Underlying Fund when re-allocating among strategies or asset classes, when a more attractive Underlying Fund is identified, or when it losses confidence in an Underlying Fund manager’s ability to deliver expected returns.

22

We anticipate market volatility to remain elevated and as such remain over rated to the Global Macro Managers. Further our Equity Long/Short managers have historically had a lower beta to the S&P 500 Index than the peer group, a position that we are likewise maintaining given market volatility. We will be looking into the credit exposures of our event driven and relative value managers to ensure we and they are comfortable with the risks given the increase in credit spreads in many none investment grade markets.

Sincerely,

JNF Advisors, Inc.

Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. There is no front end or back end load for the JNF Dynasty Liquid Alternatives Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated October 20, 2014 is 2.40% (before fee waiver/reimbursement). For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

Dynasty Financial Partners is a U.S. registered trademark of Dynasty Financial Partners LLC (“Dynasty”). Dynasty is a brand name and functions through Dynasty’s wholly owned subsidiary Dynasty Wealth Management, LLC when distributing investment advice. Dynasty Wealth Management, LLC (“Dynasty Wealth”) is a registered investment adviser with the Securities and Exchange Commission. A copy of Dynasty Wealth’s current written disclosure statement discussing our advisory services and fees is available for your review upon request. This message is intended for the exclusive use of Dynasty Network Advisors for educational purposes. It is not intended for any other persons, clients or other entities. It should not be construed as an attempt to sell or solicit any products or services of Dynasty or investment strategy, nor should it be construed as legal, accounting, tax or other professional advice. Information contained herein is based on sources believed to be reliable, but Dynasty gives no representations or warranties as to the accuracy of such information.

There is no assurance that the objective or target return of the portfolio will be met. The portfolio uses liquid alternatives which may reduce risk through low correlation with traditional investments, but may limit upside potential in strong markets.

The portfolio’s exposure to the US Dollar Index and/or foreign currencies subjects the portfolio to the risk that foreign currencies will fluctuate in value relative to the US Dollar or, in the case of short position that the US Dollar will decline in value to the currency being hedged.

Asset Allocation is a method of diversification which positions assets among major investment categories. Asset Allocation may be used in an effort to manage risk and enhance returns. It does not, however, guarantee a profit or protect against loss. The JNF Dynasty Liquid Alternatives Portfolio is available exclusively through Jefferson National’s Monument Advisor Variable Annuity. To learn more about this product, please call 866-667-0564 or visit www.jeffnat.com.

23

JNF Dynasty Liquid Alternatives Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2014

The Portfolio’s performance figures* for the period ended December 31, 2014, as compared to its benchmark:

Since
Inception**
JNF Dynasty Liquid Alternatives Portfolio	1.40%
HFRI Fund of Funds Composite Index ***	1.57%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Fund shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than one year are annualized. The Portfolio’s gross average expense ratio, per its most recent prospectus is 2.44%.

**	Inception date is October 28, 2014.

***	The HFRI Fund of Funds Composite Index - Fund of Funds invest with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolios. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

Portfolio Composition as of December 31, 2014

Holdings by Type	% of Net Assets
Mutual Funds - Asset Allocation	32.2%
Mutual Funds - Equity	28.7%
Mutual Funds - Alternative Investment	18.5%
Mutual Funds - Debt	16.7%
Short-Term Investments	3.4%
Other Assets Less Liabilities - Net	0.5%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio’s holdings.

24

JNF Dynasty Liquid Alternatives Portfolio
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	MUTUAL FUNDS - 96.1%
	ALTERNATIVE INVESTMENT FUNDS - 18.5%
1,899	AQR Diversified Arbitrage Fund	$19,278
3,008	AQR Managed Futures Strategy Fund	31,972
4,224	Legg Mason BW Alternative Credit Fund	44,395
		95,645
	ASSET ALLOCATION FUND - 32.2%
1,885	ASG Managed Futures Strategy Fund	20,757
3,684	Eaton Vance Global Macro Absolute Return Advantage Fund	36,653
3,292	John Hancock Funds II - Global Absolute Return Strategies Fund	35,986
3,972	Loomis Sayles Strategic Alpha Fund	39,523
1,375	MainStay Marketfield Fund	22,337
922	William Blair Macro Allocation Fund	11,271
		166,527
	DEBT FUNDS - 16.7%
1,926	AllianzGI Structured Return Fund	29,211
2,648	Avenue Credit Strategies Fund	28,517
2,757	BlackRock Global Long/Short Credit Fund	28,594
		86,322
	EQUITY FUNDS - 28.7%
3,289	Causeway Global Absolute Return Fund	35,296
1,908	Gotham Absolute Return Fund	26,517
2,025	Neuberger Berman Long Short Fund	26,270
2,340	Robeco Boston Partners Long/Short Research Fund	35,772
1,643	Wasatch Long/Short Fund	24,476
		148,331

	TOTAL MUTUAL FUNDS (Cost - $507,000)	496,825

	SHORT-TERM INVESTMENTS - 3.4%
	MONEY MARKET FUND - 3.4%
17,783	Federated Prime Obligations Fund, to yield 0.03% (Cost - $17,783) *	17,783

	TOTAL INVESTMENTS - 99.5% (Cost - $524,783) (a)	$514,608
	OTHER ASSETS LESS LIABILITIES - NET - 0.5%	2,382
	NET ASSETS - 100.0%	$516,990

*	Variable rate security, the money market rate shown represents the rate at December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $524,783 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,077
Unrealized depreciation:	(12,252)
Net unrealized depreciation:	$(10,175)

See accompanying notes to these financial statements.

25

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014

	JNF SSgA Sector	JNF SSgA Tactical	JNF SSgA Retirement	JNF Dynasty Liquid
	Rotation Portfolio	Allocation Portfolio	Income Portfolio	Alternatives Portfolio

ASSETS
Investments, at cost	$94,591,063	$20,207,407	$8,199,410	$524,783
Investments in securities, at value	$96,153,735	$19,959,944	$8,212,359	$514,608
Due from Advisor	—	—	—	18,520
Receivable for securities sold	148,702	—	—	—
Dividends and interest receivable	220	178,839	45,998	—
Prepaid expenses and other assets	12,431	19,055	5,174	1,654
TOTAL ASSETS	96,315,088	20,157,838	8,263,531	534,782

LIABILITIES
Payable for portfolio shares redeemed	74,215	47,465	522	1
Investment advisory fees payable	57,083	5,891	395	—
Distribution (12b-1) fees payable	21,960	4,582	1,874	117
Fees payable to other affiliates	12,627	2,721	1,033	217
Accrued expenses and other liabilities	20,638	22,237	13,742	17,457
TOTAL LIABILITIES	186,523	82,896	17,566	17,792

NET ASSETS	$96,128,565	$20,074,942	$8,245,965	$516,990

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$77,579,794	$17,165,553	$8,029,485	$509,977
Accumulated undistributed net investment income	534,093	2,092	159,512	11,529
Accumulated net realized gain on investments	16,452,006	3,154,760	44,019	5,659
Net unrealized appreciation (depreciation) on investments	1,562,672	(247,463)	12,949	(10,175)
NET ASSETS	$96,128,565	$20,074,942	$8,245,965	$516,990

Shares of Beneficial Interest Outstanding	2,763,550	978,358	777,162	50,986
Net Asset Value (Net Assets/Shares of
Beneficial Interest)/Offering & Redemption	$34.78	$20.52	$10.61	$10.14

See accompanying notes to these financial statements.

26

JNF Portfolios
STATEMENTS OF OPERATIONS
For the Year or Period Ended December 31, 2014

	JNF SSgA Sector	JNF SSgA Tactical	JNF SSgA Retirement	JNF Dynasty Liquid
	Rotation Portfolio	Allocation Portfolio	Income Portfolio (1)	Alternatives Portfolio (2)

INVESTMENT INCOME:
Dividends	$1,690,975	$444,636	$205,435	$12,358
Interest	165	95,532	36	—
TOTAL INVESTMENT INCOME	1,691,140	540,168	205,471	12,358

EXPENSES:
Investment advisory fees	635,430	135,246	23,046	428
Distribution (12b-1) fees	244,396	52,018	11,523	214
Administration service fees	163,737	55,740	9,871	665
Professional fees	47,303	11,483	30,260	20,267
Compliance officer fees	23,807	4,020	1,791	2,750
Custodian fees	9,975	7,254	6,990	1,930
Printing and postage expense	6,921	4,364	6,530	3,513
Trustees’ fees and expenses	7,049	5,991	4,814	1,885
Insurance expenses	3,488	827	156	156
Other expenses	13	144	613	767
TOTAL EXPENSES	1,142,119	277,087	95,594	32,575

Less: Fees waived by the Advisor	—	(17,017)	(49,635)	(31,746)
NET EXPENSES	1,142,119	260,070	45,959	829

NET INVESTMENT INCOME	549,021	280,098	159,512	11,529

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	24,094,575	3,100,629	20,900	—
Distributions of realized gains from other investment companies	—	78,759	23,119	5,659
Net change in unrealized appreciation (depreciation) on investment transactions	(16,992,250)	(2,069,077)	12,949	(10,175)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	7,102,325	1,110,311	56,968	(4,516)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,651,346	$1,390,409	$216,480	$7,013

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

(2)	The JNF Dynasty Liquid Alternatives Portfolio commenced operations on October 28, 2014.

See accompanying notes to these financial statements.

27

JNF Portfolios

STATEMENTS OF CHANGES IN NET ASSETS

	JNF SSgA Sector Rotation Portfolio		JNF SSgA Tactical Allocation Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
FROM OPERATIONS
Net investment income	$549,021	$372,829	$280,098	$153,515
Net realized gain on investments	24,094,575	16,434,022	3,100,629	3,260,792
Distributions of realized gains from other investment companies	—	—	78,759	—
Net change in unrealized appreciation (depreciation) on investments	(16,992,250)	10,589,939	(2,069,077)	146,313
Net Increase in Net Assets Resulting From Operations	7,651,346	27,396,790	1,390,409	3,560,620

FROM DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income	(386,285)	(789,151)	(360,820)	(159,906)
Net Realized Gains	—	—	(1,231,456)	—
Total Distributions to Shareholders	(386,285)	(789,151)	(1,592,276)	(159,906)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	1,764,762	1,933,657	1,346,534	514,644
Reinvestment of dividends and distributions	386,285	789,151	1,592,276	159,906
Cost of shares redeemed	(11,495,847)	(11,389,321)	(3,106,254)	(2,773,678)
Net Decrease in Net Assets From Share Transactions of Beneficial Interest	(9,344,800)	(8,666,513)	(167,444)	(2,099,128)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,079,739)	17,941,126	(369,311)	1,301,586

NET ASSETS
Beginning of year	98,208,304	80,267,178	20,444,253	19,142,667
End of year*	$96,128,565	$98,208,304	$20,074,942	$20,444,253
* Includes Accumulated undistributed net investment income of	$534,093	$391,251	$2,092	$76,885

SHARES ACTIVITY
Shares Sold	54,232	66,854	63,581	26,021
Shares Reinvested	11,521	26,482	77,011	8,236
Shares Redeemed	(341,237)	(407,823)	(147,726)	(144,972)
Net Decrease in Shares of Beneficial Interest Outstanding	(275,484)	(314,487)	(7,134)	(110,715)

See accompanying notes to these financial statements.

28

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF SSgA Retirement	JNF Dynasty Liquid
	Income Portfolio	Alternatives Portfolio
	Period Ended	Period Ended
	December 31,	December 31,
	2014 (1)	2014 (2)

FROM OPERATIONS
Net investment income	$159,512	$11,529
Net realized gain on investments	20,900	—
Distributions of realized gains from other investment companies	23,119	5,659
Net change in unrealized appreciation (depreciation) on investments	12,949	(10,175)
Net Increase in Net Assets Resulting From Operations	216,480	7,013

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	10,960,130	510,024
Cost of shares redeemed	(2,930,645)	(47)
Net Increase in Net Assets From Share Transactions of Beneficial Interest	8,029,485	509,977

TOTAL INCREASE IN NET ASSETS	8,245,965	516,990

NET ASSETS
Beginning of period	—	—
End of period*	$8,245,965	$516,990
* Includes Accumulated undistributed net investment income of	$159,512	$11,529

SHARES ACTIVITY
Shares Sold	1,060,117	50,991
Shares Redeemed	(282,955)	(5)
Net Increase in Shares of Beneficial Interest Outstanding	777,162	50,986

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

(2)	The JNF Dynasty Liquid Alternatives Portfolio commenced operations on October 28, 2014.

See accompanying notes to these financial statements.

29

JNF Portfolios

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	JNF SSgA Sector Rotation Portfolio
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2014		2013	2012	2011	2010

Net asset value, beginning of year	$32.32		$23.94	$20.60	$20.56	$16.44
Activity from investment operations:
Net investment income (1)	0.19		0.12	0.22	0.09	0.15
Net realized and unrealized gain on investments	2.41		8.52	3.23	0.12	4.11
Total from investment operations	2.60		8.64	3.45	0.21	4.26

Less distributions from:
Net investment income	(0.14)		(0.26)	(0.11)	(0.17)	(0.14)

Net asset value, end of year	$34.78		$32.32	$23.94	$20.60	$20.56

Total return (2)	8.05%		36.18%	16.76%	1.06%	26.02%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$96,129		$98,208	$80,267	$78,661	$88,218

Ratios of expenses to average net assets	1.17	% (3)	1.17%	1.19%	1.15%	1.16%

Ratios of net investment income to average net assets	0.56	% (4)	0.42%	0.97%	0.45%	0.81%

Portfolio turnover rate	234%		125%	122%	123%	123%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for years less than one year are not annualized.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

30

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	JNF SSgA Tactical Allocation Portfolio
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	December 31,		December 31,	December 31,	December 31,	December 31,
	2014		2013	2012	2011	2010

Net asset value, beginning of year	$20.75		$17.46	$15.98	$15.27	$13.86
Activity from investment operations:
Net investment income (1)	0.29		0.15	0.19	0.19	0.20
Net realized and unrealized gain on investments	1.14		3.30	1.50	0.72	1.41
Total from investment operations	1.43		3.45	1.69	0.91	1.61

Less distributions from:
Net investment income	(0.37)		(0.16)	(0.21)	(0.20)	(0.20)
Net realized gains	(1.29)		—	—	—	—
Total distributions	(1.66)		(0.16)	(0.21)	(0.20)	(0.20)

Net asset value, end of year	$20.52		$20.75	$17.46	$15.98	$15.27

Total return (2)	6.94%		19.80%	10.60%	6.01%	11.74%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$20,075		$20,444	$19,143	$20,064	$21,293

Ratios of expenses to average net assets	1.25	% (3)	1.25%	1.25%	1.23%	1.18%

Ratios of expenses to average net assets before waivers	1.33	% (3)	1.35%	1.40%	1.36%	1.35%

Ratios of net investment income to average net assets	1.35	% (4)	0.78%	1.13%	1.21%	1.40%

Ratios of net investment income to average net assets before waiver	1.26	% (4)	0.68%	0.98%	1.08%	1.24%

Portfolio turnover rate	186%		106%	77%	103%	79%

(1)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the year.

(2)	Assumes reinvestment of all dividends and distributions, if any. Total returns for years less than one year are not annualized.

(3)	Does not include the expenses of the investment companies in which the Portfolio invests.

(4)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to these financial statements.

31

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

JNF SSgA Retirement Income Portfolio
Period Ended
December 31,
2014 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.30
Net realized and unrealized gain on investments (3)	0.31
Total from investment operations	0.61

Net asset value, end of period	$10.61

Total return (4)	6.10%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$8,246

Ratios of expenses to average net assets (5,6)	1.00%

Ratios of expenses to average net assets before waivers (5,6)	2.07%

Ratios of net investment income to average net assets (5,7)	3.46%

Ratios of net investment income to average net assets before waiver (5,7)	2.38%

Portfolio turnover rate (8)	93%

(1)	The JNF SSgA Retirement Income Portfolio commenced operations on March 5, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(5)	Annualized.

(6)	Does not include the expenses of the investment companies in which the Portfolio invests.

(7)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(8)	Not annualized.

See accompanying notes to these financial statements.

32

JNF Portfolios

FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

JNF Dynasty Liquid Alternatives Portfolio
Period Ended
December 31,
2014 (1)

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income (2)	0.24
Net realized and unrealized loss on investments	(0.10)
Total from investment operations	0.14

Net asset value, end of period	$10.14

Total return (3)	1.40%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$517

Ratios of expenses to average net assets (4,5)	1.00%

Ratios of expenses to average net assets before waivers (4,5)	39.31%

Ratios of net investment income to average net assets (4,6)	13.91%

Ratios of net investment loss to average net assets before waiver (4,6)	(24.40)%

Portfolio turnover rate (7)	0%

(1)	The JNF Dynasty Liquid Alternatives Portfolio commenced operations on October 28, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Assumes reinvestment of all dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.

(5)	Does not include the expenses of the investment companies in which the Portfolio invests.

(6)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(7)	Not annualized.

See accompanying notes to these financial statements.

33

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.	ORGANIZATION

The JNF SSgA Sector Rotation Portfolio (the “SSgA Sector Rotation Portfolio”) (formerly known as JNF Equity Portfolio), the JNF SSgA Tactical Allocation Portfolio (the “SSgA Tactical Allocation Portfolio”) (formerly known as JNF Balanced Portfolio), the JNF SSgA Retirement Income Portfolio (the “SSgA Retirement Income Portfolio”) and the JNF Dynasty Liquid Alternatives Portfolio (the “Dynasty Liquid Alternatives Portfolio”) (collectively, the “Portfolios”) are each a diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including JNF Advisors, Inc.’s (the “Advisor”) affiliate, Jefferson National Life Insurance Company. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts. Jefferson National Life Insurance Company separate accounts own 100% of the shares offered by each Portfolio. The SSgA Retirement Income Portfolio commenced operations on March 5, 2014. The Dynasty Liquid Alternatives Portfolio commenced operations on October 28, 2014. The investment objective of each Portfolio is as follows:

Portfolio	Primary Objective

JNF SSgA Sector Rotation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
JNF SSgA Tactical Allocation Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
JNF SSgA Retirement Income Portfolio	Total return, while attempting to reduce portfolio volatility over a full market cycle.
JNF Dynasty Liquid Alternatives Portfolio	Total return from income and capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities and other assets held by the Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Fair Value Procedures”). The Trust’s Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Fair Value Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Portfolios may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Portfolio’s calculation of its net asset value.

Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - A Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Portfolios utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset, or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014, for the Portfolios’ investments measured at fair value:

SSgA Sector Rotation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$85,629,094	$—	$—	$85,629,094
Money Market Fund	10,524,641	—	—	10,524,641
Total	$96,153,735	$—	$—	$96,153,735

SSgA Tactical Allocation Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,724,546	$—	$—	$18,724,546
Money Market Fund	1,235,398	—	—	1,235,398
Total	$19,959,944	$—	$—	$19,959,944

SSgA Retirement Income Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$7,985,956	$—	$—	$7,985,956
Money Market Fund	226,403	—	—	226,403
Total	$8,212,359	$—	$—	$8,212,359

Dynasty Liquid Alternatives Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Mutual Funds	$461,529	$35,296	$—	$496,825
Money Market Fund	17,783	—	—	17,783
Total	$479,312	$35,296	$—	$514,608

The Portfolios did not hold any Level 2 or Level 3 securities during the year. There were no transfers from Level 2 to Level 1 during the year. It is the Portfolios’ policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for classification by asset class.

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the term of the respective securities. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Exchange Traded Funds – The Portfolios may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s investment income and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
SSgA Sector Rotation Portfolio	Annually	Annually
SSgA Tactical Allocation Portfolio	Quarterly	Annually
SSgA Retirement Income Portfolio	Annually	Annually
Dynasty Liquid Alternatives Portfolio	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 - 2013) for the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio, or expected to be taken in all Portfolios’ 2014 tax returns. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year or period, the Portfolios did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years. The Portfolios identify the major tax jurisdictions as U.S. Federal and Nebraska State.

Use of estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that Portfolio. Expenses, which are not readily identifiable to a specific portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year or period ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio	Purchases	Sales
SSgA Sector Rotation Portfolio	$208,221,375	$227,025,519
SSgA Tactical Allocation Portfolio	35,036,036	37,567,444
SSgA Retirement Income Portfolio	13,341,574	5,389,467
Dynasty Liquid Alternatives Portfolio	507,000	—

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

JNF Advisors, Inc. serves as the Portfolios’ investment advisor. Prior to October 31, 2014, Chicago Equity Partners, LLC (“Chicago Equity”) served as the sub-advisor for the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio. Pursuant to a new Sub-Advisory Agreement, SSgA Funds Management, Inc. (“SSgA FM”) now serves as the sub-adviser to these Portfolios. In addition, SSgA FM is the sub-advisor for the SSgA Retirement Income Portfolio. The sub-advisor for the Dynasty Liquid Alternatives Portfolio is Dynasty Wealth Management, LLC.

Pursuant to an investment advisory agreement with the Trust, on behalf of each Portfolio (the “Advisory Agreement”), under the oversight of the Board, the Advisor supervises the performance of each sub-advisor, and the administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Portfolio pays the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at an annual rate of 0.65% of the SSgA Sector Rotation Portfolio’s and SSgA Tactical Allocation Portfolio’s and 0.50% of the SSgA Retirement Income Portfolio’s and Dynasty Liquid Alternatives Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor has agreed to pay SSgA FM an annual fee equal to 0.25% of the average daily net assets up to $250 million, 0.20% of the average daily net assets over $250 million but less than $500 million, and 0.15% of the average daily net assets of $500 million or greater of the aggregate assets of JNF SSgA Retirement Income Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Sector Rotation Portfolio. The sub-advisory fees paid to SSgA FM are subject to a $50,000 minimum in aggregate fees between the JNF SSgA Retirement Income Portfolio, JNF SSgA Tactical Allocation Portfolio, and JNF SSgA Sector Rotation Portfolio. Pursuant to a sub-advisory agreement, the Advisor pays Dynasty Wealth Management, LLC a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the an rate of 0.25% of the Dynasty Liquid Alternatives Portfolio’s average daily net assets.

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2016, to waive a portion of its management fee and has agreed to reimburse each of the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolio (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation (which may include indemnification of Portfolio officers and Trustees, contractual indemnification of Portfolio service providers (other than the Advisor)) do not exceed 1.25% per annum of the SSgA Sector Rotation Portfolio’s and the SSgA Tactical Allocation Portfolio’s average daily net assets and 1.00% of the SSgA Retirement Income Portfolio’s and the Dynasty Liquid Alternatives Portfolio’s average daily net assets.

During the year or period ended December 31, 2014 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio	Waiver/Reimbursement
SSgA Tactical Allocation Portfolio	$ 17,017
SSgA Retirement Income Portfolio	49,635
Dynasty Liquid Alternatives Portfolio	31,746

If the Advisor waives any fee or reimburses any expenses and any operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Portfolio provided that such reimbursement does not cause the Portfolio’s operating expenses to exceed the expense limitation. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the relevant Portfolio and its shareholders.

As of December 31, 2014, the Advisor has the following waived expenses that may be recovered no later than the dates indicated:

Portfolio	December 31, 2015	December 31, 2016	December 31, 2017	Total
SSgA Tactical Allocation Portfolio	$31,218	$19,459	$17,017	$67,694
SSgA Retirement Income Portfolio	—	—	49,635	49,635
Dynasty Liquid Alternatives Portfolio	—	—	31,746	31,746

The Trust, with respect to the Portfolios, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (“12b-1 Plan” or “Plan”). The Plan provides that a monthly distribution and service fee is calculated by each of the Portfolios at an annual rate of 0.25% of its average daily net assets. Pursuant to the Plan, each of the Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides, for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year or period ended December 31, 2014, the SSgA Sector Rotation Portfolio, SSgA Tactical Allocation Portfolio, SSgA Retirement Income Portfolio, and Dynasty Liquid Alternatives Portfolio incurred $244,396, $52,018, $11,523 and $214, respectively, in distribution and service fees under the Plan.

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Pursuant to separate servicing agreements with Gemini Fund Services, LLC (“GFS”), each Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. Fees for which are classified as “Administration Service Fees” on the Statements of Operations. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Portfolio. A Trustee and certain officers of the Portfolios are also officers of GFS.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Portfolios.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 was as follows:

	For the year ended December 31, 2014			For the year ended December 31, 2013
	Ordinary	Long-Term		Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total	Income	Capital Gains	Total
SSgA Sector Rotation Portfolio	$386,285	$—	$386,285	$789,151	$—	$789,151
SSgA Tactical Allocation Portfolio	360,820	1,231,456	1,592,276	159,906	—	159,906

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Total
	Ordinary	Long-Term	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	(Depreciation)	Earnings/(Deficits)
SSgA Sector Rotation Portfolio	$534,093	$16,453,863	$1,560,815	$18,548,771
SSgA Tactical Allocation Portfolio	918,945	2,240,723	(250,279)	2,909,389
SSgA Retirement Income Portfolio	209,473	23,119	(16,112)	216,480
Dynasty Liquid Alternatives Portfolio	11,529	5,659	(10,175)	7,013

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation/depreciation is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to differences in book/tax treatment of paydown gains/(losses), and adjustments for publicly traded partnerships and return of capital distributions from C-Corporations resulted in reclassification for the year ended December 31, 2014 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Portfolio	Capital	Income (Loss)	Gains (Loss)
SSgA Sector Rotation Portfolio	$—	$(19,894)	$19,894
SsgA Tactical Allocation Portfolio	—	5,929	(5,929)

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JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

6.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio currently seek to achieve their investment objectives by investing a portion of their assets in SPDR Technology Select Sector Fund and SPDR S&P 500 ETF Trust (the “Securities), respectively. The Portfolios may redeem their investments from the Securities at any time if the Advisor determines that it is in the best interest of the Portfolios and their shareholders to do so.

The performance of the Portfolios may be directly affected by the performance of the Securities. The annual report of the Securities, along with the report of the independent registered public accounting firm is included in the Securities’ N-CSRs available at ‘www.sec.gov’. As of December 31, 2014, the percentage of the Portfolios’ net assets invested in the Securities was 29.6% and 28.7% for the SSgA Sector Rotation Portfolio and SSgA Tactical Allocation Portfolio, respectively.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Cohen
Fund Audit Services

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of JNF SSgA Sector Rotation Portfolio (formerly JNF Equity Portfolio), JNF SSgA Tactical Allocation Portfolio (formerly JNF Balanced Portfolio), JNF SSgA Retirement Income Portfolio and JNF Dynasty Liquid Alternatives Portfolio (the "Portfolios") each a series of Northern Lights Variable Trust, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio, and the related statements of operations and changes in net assets and the financial highlights for the period March 5, 2014 (commencement of operations) to December 31, 2014 for SSgA Retirement Income Portfolio, and for the period October 28, 2014 (commencement of operations) to December 31, 2014 for JNF Dynasty Liquid Alternatives Portfolio. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JNF SSgA Sector Rotation Portfolio, JNF SSgA Tactical Allocation Portfolio, JNF SSgA Retirement Income Portfolio and JNF Dynasty Liquid Alternatives Portfolio as of December 31, 2014, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 17, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700 cohenfund.com

Registered with the Public Company Accounting Oversight Board.

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JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2014

As a Portfolio shareholder, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, as well as other charges and expenses of the insurance contract, or separate account. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Portfolio’s expenses shown do not reflect the charges and expenses of the insurance company separate accounts and if such expenses were included the costs would have been higher.

					Hypothetical
					(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
	Ratio	7/1/14	12/31/14	Period*	12/31/14	Period
JNF SSgA Sector Rotation Portfolio	1.20%	$1,000.00	$1,013.40	$6.09	$1,019.16	$6.11
JNF SSgA Tactical Allocation Portfolio	1.25%	$1,000.00	$1,010.60	$6.33	$1,018.90	$6.36
JNF SSgA Retirement Income Portfolio	1.00%	$1,000.00	$1,008.60	$5.06	$1,020.16	$5.09

*	Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365) for the JNF SSgA Sector Rotation, JNF SSgA Tactical Allocation and JNF SSgA Retirement Income Portfolios.

44

JNF Portfolios

EXPENSE EXAMPLES (Unaudited) (Continued)

December 31, 2014

Hypothetical
(5% return before
			Actual		expenses)

	Portfolio’s		Ending	Expenses	Ending	Expenses
	Annualized	Beginning	Account	Paid	Account	Paid
	Expense	Account Value	Value	During	Value	During
	Ratio	10/28/14	12/31/14	Period**	12/31/14	Period***
JNF Dynasty Liquid Alternatives Portfolio	1.00%	$1,000.00	$1,013.00	$1.79	$1,020.16	$5.09

**	Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (65) divided by the number of days in the fiscal year (365) for the JNF Dynasty Liquid Alternatives Portfolio.

***	Hypothetical Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365) for the JNF Dynasty Liquid Alternatives Portfolio.

45

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2014

JNF SSgA Sector Rotation Portfolio and JNF SSgA Tactical Allocation Portfolio (formerly JNF Equity Portfolio and JNF Balanced Portfolio * (Sub-Adviser- SSgA Fund Management, Inc.)

In connection with the regular meeting held on August 12, 2014 to August 13, 2014, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between JNF Advisors, Inc. (“JNF”) SSgA Fund Management, Inc. (“SSgA”), with respect to JNF SSgA Sector Rotation Portfolio (“JNF Sector”) and JNF SSgA Tactical Allocation Portfolio (“JNF SSgA Tactical”) (collectively referred to as the “Portfolios”). In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services. Established in 2001 as an investment adviser registered as a commodity trading advisor (CTA) with the NFA and CFTC, the Trustees noted that SSgA is wholly owned by State Street Corporation and is part of State Street Global Advisors, a global leader in asset management with approximately $2.48 trillion in assets under management. The Board reviewed the structure of the advisory firm and the background information on the key investment personnel responsible for servicing the Fund and was satisfied with the depth of the investment team’s experience with business development, relationship management, portfolio management, legal, and compliance. The Board also discussed the benefits of a sub-adviser with a robust infrastructure with size, stability, technology systems and the availability of resources deployed toward its proprietary research. The Board discussed that for JNF SSgA Tactical, the sub-adviser will employ a tactical asset allocation strategy where assets are shifted among asset classes to those expected to outperform relative to other asset classes. The Board discussed that for JNF SSgA Sector, the sub-adviser will employ an equity sector rotation strategy, where assets will be tactically allocated among underlying sectors of the S&P 500 Index. The Board reviewed various aspects of the sub-adviser’s comprehensive processes around the management of both strategies and was satisfied they were well organized, detailed and will be well supported by the investment team. While not all strategy risks can be eliminated, the sub-adviser identified several risks associated with both strategies and how it will apply its “Target Volatility Trigger” (or “TVT”) strategies to adjust exposures along with the resources of both technology and a large risk management team to support, monitor, and enforce risk related policies with respect to defined risk parameters and compliance with risk guidelines. A positive attribute the Board considered was that in addition to employing a multi-tiered compliance approach where the investment management team is the first level of compliance and the Global Portfolio Compliance team is the second level of compliance, rules pertaining to the Fund complying with its investment guidelines can be coded into the adviser’s trading/rebalancing system using pre-trade and post-trade functionality with the ability to create systematic alerts to the appropriate risk team. As with any advisory firm of this size, the Trustees acknowledged that there can be several litigation issues that arise during the normal course of business, but noted positively that a representative of the sub-adviser had confirmed that there were no such issues that would have a material impact on the sub-adviser’s ability to operate effectively and provide the services under the Sub-Advisory Agreement. The Board agreed that it was satisfied with the sub-adviser’s vast resources, robust infrastructure, ability to service billions of dollars in assets on a global platform, and are pleased that JNF has found a high caliber partner that can add value for the Portfolios and shareholders. The Board concluded that SSgA FM has what is required, and more, to provide high quality service to the Fund, adviser and shareholders.

Performance.

JNF SSgA Tactical. The Trustees considered the performance of two comparable accounts with strategies similar to those to be employed by the sub-adviser for the Fund. The Trustees noted that Comparable Account 1 outperformed both the Barclays U.S. Aggregate Index and the Composite Benchmark (which uses a 60% Equity/40% Fixed Income split

46

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2014

and does not have a TVT overlay) for the one year and since inception (April 26, 2014) periods with returns of 16.85% and 11.30% versus 4.37% and 2.21%, and 16.45% and 11.22%, respectively. They considered, however, that Comparable Account 1 underperformed the MSCI Word Index over both periods. With respect to Comparable Account 2, they noted that it outperformed its Composite Benchmark for the one year and Since Inception periods which returned 16.64% and 8.47% versus 16.04% and 7.96%, respectively, but underperformed its primary benchmark during the one year period with returns of 23.58%. The Trustees noted SSgA’s outperformance relative to its benchmarks over the longer, since inception periods, and after discussion, the Trustees concluded that there is a reasonable likelihood that SSgA’s management of the Fund will benefit its shareholders.

JNF SSgA Sector. The Trustees considered the performance of a Comparable Account with strategies similar to that to be employed by the sub-adviser for the Fund. The Trustees noted that the Comparable Account outperformed the benchmark, an internally developed global equity, blended composite benchmark that does not utilize a TVT overlay, since inception (November 1, 2013) with returns of 10.85% versus 10.54%. After further discussion, the Trustees concluded that there is a reasonable likelihood that SSgA’s management of the Fund will benefit its shareholders.

Fees & Expenses. The Trustees reviewed the proposed sub-advisory fee and noted that it is lower than the sub-advisory fee charged by the Portfolios’ existing sub-adviser. They compared the proposed fees to those charged by SSgA to its separate account clients and noted that the fee is within the range of fees charged by SSgA to other clients. The Trustees revisited their conversations with representatives of the sub-adviser earlier in the Meeting, and reviewed a memorandum provided by JNF regarding the advisory/sub-advisory fee split. After further discussion, the Trustees concluded that the sub-advisory fee is reasonable and represents an appropriate allocation of compensation.

Economies of Scale. The Trustees considered whether it is likely that the sub-adviser will realize economies of scale with respect to the management of the Portfolios. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable given the size of each Fund.

Profitability. The Trustees noted that SSgA had confirmed in its 15(c) responses that it does not expect that any profitability of the Portfolios to SSgA will be excessive. After further discussion, the Trustees concluded that given the anticipated assets of the Portfolios during the initial term of the sub-advisory agreement, the sub-advisor’s profitability will not be unreasonable.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of JNF SSgA Sector and JNF SSgA Tactical.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Portfolios.

47

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2014

JNF Dynasty Liquid Alternatives Portfolio* (Adviser - JNF Advisors, Inc.)

In connection with the regular meeting held on September 30, 2014 to October 1, 2014, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement by and among JNF Advisors, Inc. (“JNF”) and the Trust, with respect to JNF Dynasty Liquid Alternatives Portfolio (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that JNF, established in 2006 and wholly owned by Jefferson National Financial Corp., a company whose roots go back to 1937, has approximately $137 million in assets under management. They further noted that JNF provides investment management services and acts as investment adviser to three Funds offered in the variable annuities issued by its affiliate Jefferson National Life Insurance Company. The Trustees reviewed the background information on the key investment personnel who are responsible for servicing the Fund and focused on the overall experience in legal, compliance, financial reporting, and operations, and the adviser’s robust organizational infrastructure. The Trustees considered that the adviser will provide regular and ongoing oversight services to the Fund and of the Fund’s sub-adviser to assure the investment strategy is adhered to, the Fund’s performance is in line with expectations based on general market environment, and that the sub-adviser and Fund are in compliance with applicable laws and regulations. The Trustees reviewed a list, provided by the adviser, detailing oversight actions JNF will be conducting related to various compliance certifications and reviews of the sub-adviser, which the Trustees deemed appropriate. They noted the adviser provides compliance monitoring to the Fund’s investment guidelines by receiving and reviewing monthly checklists that track various aspects of the Fund’s portfolio of investments, in addition to reviewing quarterly checklists completed by the sub-adviser related to its compliance program. The Trustees reviewed and noted the adviser’s risk management approach which identified several key risks associated with the Fund’s investment strategy, along with the adviser’s efforts to mitigate such risks through monthly reviews of the portfolio holdings and risks associated with the sub-adviser’s specific investment strategy. Noted by the Trustees as a positive indicator, the adviser had an SEC review in 2011 that produced a clean report with no deficiencies identified, and since that time the adviser reported that there have been no material compliance or litigation issues. The Trustees considered their previous experience with the adviser and were satisfied with the adviser’s robust organization and infrastructure and its commitment to provide enhanced oversight supervision of the Fund and sub-adviser. The Trustees concluded the adviser will provide a high level of service to the Fund for the benefit of future shareholders.

Performance. The Trustees considered the performance of the existing JNF Funds in the Trust. They noted that JNF Equity, JNF Balanced, and JNF SSgA have both been managed in a manner consistent with their respective prospectuses and that has allowed shareholders to experience performance in line with applicable indexes and Morningstar categories. They considered that JNF has the ability and institutional knowledge as an investment adviser and concluded that it is reasonable to expect that JNF has the experience and the ability to oversee the Fund and its sub-adviser and provide reasonable returns.

Fees and Expenses. The Trustees noted the proposed advisory fee is well below the Fund’s peer group and Morningstar U.S. Insurance Fund Multialternative category averages. The Trustees noted that the adviser’s affiliate, Jefferson National Life, receives a service fee from the Fund as compensation for providing distribution and shareholder services. The Trustees also discussed the proportion of the advisory fee retained by JNF after making payments to the sub-adviser, observing that the manager-of-managers order under which the adviser operates makes the adviser more responsible for oversight of the sub-adviser’s performance. The Trustees noted that the Fund will invest in alternative mutual funds not generally available in

48

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2014

a VIT structure previously, which will produce a higher expense ratio from acquired fund fees and expenses. The Trustees further considered that the adviser has contractually agreed to limit the Fund’s total operating expenses to 1.00%, and currently anticipates renewing the expense limitation agreement in subsequent years. After further discussion, the Trustees concluded that the proposed advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there would be economies of scale with respect to the management of the Fund. They noted that the adviser had indicated its willingness to discuss the matter with the Board as the Fund grows. The Trustees agreed that economies of scale would not likely be reached in the immediate future, and that the matter of economies of scale would be revisited as the Fund size materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted the adviser anticipates earning a small profit in terms of actual dollars and as a percentage of revenue. After further discussion, the Trustees concluded that the adviser would not be excessively profitable in connection with its relationship with the Fund.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of JNF Dynasty.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

49

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); and Northern Lights Fund Trust (since 2013)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); and Northern Lights Fund Trust (since 2013)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Fund Trust (since 2005)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 - 2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); and Northern Lights Fund Trust (since 2005)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Fund Trust (since 2007)

12/31/14-NLVT-V4

50

JNF Portfolios

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Fund Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux Born in 1962	Chief Compliance Officer Since 2011	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2004 - June 2012); Secretary and CCO, Northern Lights Compliance Services, LLC; (2003-2011); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

12/31/14-NLVT-V4

51

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
52

PRIVACY NOTICE

Northern Lights Variable Trust

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Variable Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Variable Trust doesn’t jointly market.
53

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This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR
JNF Advisors, Inc.
10350 Ormsby Park Place
Louisville, KY 40223

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The board of directors of the fund has determined that Mark Taylor, Mark Gersten and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FYE 2014 -$52,000

FYE 2013 - $25,500

FYE 2012 - $24,500

FYE 2011 - $36,000

(b)	Audit-Related Fees

FYE 2014 – None

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

(c)	Tax Fees
FYE 2014 -$10,000

FYE 2013 - $3,500

FYE 2012 - $3,000

FYE 2011 - $6,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees
FYE 2014 - None

FYE 2013 - None

FYE 2012 - None

FYE 2011 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2011 2012 2013 2014

Audit-Related Fees: 0.00% 0.00% 0.00% 0.00%

Tax Fees: 0.00% 0.00% 0.00% 0.00%

All Other Fees: 0.00% 0.00% 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014- $10,000

2013 - $3,500

2012 - $3,000

2011 - $6,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/21/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 2/21/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 2/21/15